UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 27, 2012

TeleTech Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-11919	84-1291044
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

9197 S. Peoria Street, Englewood, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

(303) 397-8100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 27, 2012, TeleTech Holdings, Inc., (the “Company”) entered into the First Amendment (the “First Amendment”) to its Credit Agreement, dated as of October 1, 2010, among TeleTech Holdings, Inc., the lenders party thereto, Key Bank National Association, as Joint Lead Arranger, Sole Book Runner and Administrative Agent, Wells Fargo Bank, National Association, as Joint Lead Arranger and Co-Syndication Agent, Bank of America, N.A., as Co-Syndication Agent, Compass Bank, as Co-Documentation Agent and JPMorgan Chase Bank, N.A., as Co-Documentation Agent (the “Credit Agreement”).  Pursuant to the First Amendment, the Company exercised its right under Section 2.9(b) of the Credit Agreement, to increase the maximum aggregate commitment under the Credit Agreement from $350.0 million to $500.0 million.

In addition, the parties to the First Amendment also agreed to technical changes to certain definitions, including “Consolidated EBITDA” and “Consolidated Funded Indebtedness.”  No other material modifications have been made to the terms and conditions of the Credit Agreement.  For additional information about the Credit Agreement prior to the First Amendment, please see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 7, 2010, which is incorporated herein by reference.

The foregoing summary of the First Amendment is not complete, and is qualified in its entirety by reference to the full text of the First Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On April 2, 2012, the Company issued a press release announcing that the Company has entered into the Amendment.  A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and attached as Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.                                          Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Exhibit

10.1

First Amendment, dated as of March 27, 2012, to the Credit Agreement, dated as of October 1, 2010, among TeleTech Holdings, Inc., the lenders party thereto, Key Bank National Association, as Joint Lead Arranger, Sole Book Runner and Administrative Agent, Wells Fargo Bank, National Association, as Joint Lead Arranger and Co-Syndication Agent, Bank of America, N.A., as Co-Syndication Agent, BBVA Compass, as Co-Documentation Agent and JPMorgan Chase Bank, N.A., as Co-Documentation Agent.

	99.1	Press Release dated April 2, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2012

TELETECH HOLDINGS, INC.
(Registrant)

	By:	/s/ Kenneth D. Tuchman
	Name:	Kenneth D. Tuchman
	Title:	Chief Executive Officer

TELETECH HOLDINGS, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1

First Amendment, dated as of March 27, 2012, to the Credit Agreement, dated as of October 1, 2010, among TeleTech Holdings, Inc., the lenders party thereto, Key Bank National Association, as Joint Lead Arranger, Sole Book Runner and Administrative Agent, Wells Fargo Bank, National Association, as Joint Lead Arranger and Co-Syndication Agent, Bank of America, N.A., as Co-Syndication Agent, BBVA Compass, as Co-Documentation Agent and JPMorgan Chase Bank, N.A., as Co-Documentation Agent.

99.1	Press Release dated April 2, 2012